[FIRST UNION LOGO]

       THE MONEY STORE RESIDENTIAL LOAN NOTES              RECORD DATE: 03/31/01
                   SERIES 1998-I                    DETERMINATION DATE: 04/11/01
           STATEMENT TO CERTIFICATEHOLDER            DISTRIBUTION DATE: 04/16/01
                                                                               A

                                                        Original             Beginning
                                   Certificate         Certificate          Certificate
     Class            Cusip            Rate              Balance              Balance            Interest            Principal
--------------------------------------------------------------------------------------------------------------------------------
      A-1           60935FAP5        6.40500%         54,493,000.00                 0.00              0.00                 0.00
  Factors
 per Thousand                                                                                   0.00000000           0.00000000
-------------------------------------------------------------------------------------------------------------------------------
      A-2           60935FAQ3        6.20000%         19,745,000.00                 0.00              0.00                 0.00
  Factors
 per Thousand                                                                                   0.00000000           0.00000000
-------------------------------------------------------------------------------------------------------------------------------
      A-3           60935FAR1        6.21500%         29,277,000.00                 0.00              0.00                 0.00
  Factors
 per Thousand                                                                                   0.00000000           0.00000000
-------------------------------------------------------------------------------------------------------------------------------
      A-4           60935FAS9        6.51500%         23,496,000.00        16,951,364.77         92,031.78         2,641,601.16
  Factors
 per Thousand                                                                                   3.91691267         112.42769663
-------------------------------------------------------------------------------------------------------------------------------
      A-5           60935FAT7        7.17000%         17,989,000.00        17,989,000.00        107,484.28                 0.00
   Factors
 per Thousand                                                                                   5.97500028           0.00000000
-------------------------------------------------------------------------------------------------------------------------------
       B            60935FAW0        8.40000%         13,500,000.00        13,500,000.00         94,500.00                 0.00
   Factors
 per Thousand                                                                                   7.00000000           0.00000000
-------------------------------------------------------------------------------------------------------------------------------
      M-1           60935FAU4        7.27000%         22,500,000.00        22,500,000.00        136,312.50           787,931.28
   Factors
 per Thousand                                                                                   6.05833333          35.01916800
-------------------------------------------------------------------------------------------------------------------------------
      M-2           60935FAV2        7.49500%         19,000,000.00        19,000,000.00        118,670.83                 0.00
   Factors
 per Thousand                                                                                   6.24583316           0.00000000
-------------------------------------------------------------------------------------------------------------------------------
     POOL I                                          200,000,000.00        89,940,364.77        548,999.39         3,429,532.44
     TOTALS                                                                                     2.74499695          17.14766220
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
       GP              n/a           0.00000%                  0.00                 0.00              0.00                 0.00
    Factors
 per Thousand
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
     TOTALS                                          200,000,000.00        89,940,364.77        548,999.39         3,429,532.44
===============================================================================================================================

=========================================================================
                          Current                              Ending
                         Realized       Total               Certificate
     Class                 Loss      Distribution              Balance
-------------------------------------------------------------------------
      A-1                  0.00              0.00                   0.00
  Factors
 per Thousand                          0.00000000             0.00000000
------------------------------------------------------------------------
      A-2                  0.00              0.00                   0.00
  Factors
 per Thousand                          0.00000000             0.00000000
------------------------------------------------------------------------
      A-3                  0.00              0.00                   0.00
  Factors
 per Thousand                          0.00000000             0.00000000
------------------------------------------------------------------------
      A-4                  0.00      2,733,632.94          14,309,763.61
  Factors
 per Thousand                        116.34460930           609.02977571
------------------------------------------------------------------------
      A-5                  0.00        107,484.28          17,989,000.00
   Factors
 per Thousand                          5.97500028          1000.00000000
------------------------------------------------------------------------
       B                   0.00         94,500.00          13,500,000.00
   Factors
 per Thousand                          7.00000000          1000.00000000
------------------------------------------------------------------------
      M-1                  0.00         924,243.78         21,712,068.72
   Factors
 per Thousand                          41.07750133          964.98083200
------------------------------------------------------------------------
      M-2                  0.00         118,670.83         19,000,000.00
   Factors
 per Thousand                           6.24583316         1000.00000000
------------------------------------------------------------------------
     POOL I                0.00       3,978,531.83         86,510,832.33
     TOTALS                            19.89265915          432.55416165
------------------------------------------------------------------------


------------------------------------------------------------------------
       GP                  0.00               0.00                  0.00
    Factors
 per Thousand
------------------------------------------------------------------------


------------------------------------------------------------------------
     TOTALS                0.00       3,978,531.83         86,510,832.33
========================================================================


WELLS FARGO BANK                                                SHELLEY LAUFFER
11000 BROKEN LAND PARKWAY                                   PHONE: 410-884-2169
COLUMBIA, MARYLAND  21044                                     FAX: 410-884-2372

[FIRST UNION LOGO]

       THE MONEY STORE RESIDENTIAL LOAN NOTES              RECORD DATE: 03/31/01
                   SERIES 1998-I                    DETERMINATION DATE: 04/11/01
           STATEMENT TO CERTIFICATEHOLDER            DISTRIBUTION DATE: 04/16/01
                                                                               A


                             Certificate Information

                                Current Interest       Carry Forward
                                   Requirement            Amount

                        A-1              0.00              0.00
                        A-2              0.00              0.00
                        A-3              0.00              0.00
                        A-4         92,031.78              0.00
                        A-5        107,484.28              0.00
                          B         94,500.00              0.00
                        M-1        136,312.50              0.00
                        M-2        118,670.83              0.00



         Applied Realized        Unpaid Realized      Interest Shortfall
            Loss Amount            Loss Amount        Carryforward Amount


   A          0.000%                 0.000%                0.00
   B          0.000%                 0.000%                0.00
   M          0.000%                 0.000%                0.00



WELLS FARGO BANK                                                SHELLEY LAUFFER
11000 BROKEN LAND PARKWAY                                    PHONE: 410-884-2169
COLUMBIA, MARYLAND  21044                                      FAX: 410-884-2372

[FIRST UNION LOGO]

       THE MONEY STORE RESIDENTIAL LOAN NOTES              RECORD DATE: 03/31/01
                   SERIES 1998-I                    DETERMINATION DATE: 04/11/01
           STATEMENT TO CERTIFICATEHOLDER            DISTRIBUTION DATE: 04/16/01
                                                                               A



                             Schedule of Remittance

   Aggregate Amount Received                              4,096,002.05

   Monthly Advance (incl. Comp Int.)                              0.00
   Capitalized Interest Account Transfer                          0.00
   Pre-funding Account Transfer                                   0.00
   Amount Withdrawn from the Certificate Account                  0.00
   (Unreimbursed Monthly Advance)                           (12,340.61)
   (Servicer Fee)                                           (20,769.95)
   (Contingency Fee)                                        (20,769.94)
   (Late Charges)                                           (34,770.04)
   (Escrow)                                                 (22,606.57)
                                                          ------------
                                                           (111,257.11)

   Available Remittance Amount                            3,984,744.94
                                                          ============

  FEES
  Contingency Fee                                            20,769.94
  Expense Account                                             2,998.01
  FHA Premium Amount                                          3,215.10
  Servicer Fee                                               20,769.95



  PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES

     12/31/2000            1/31/2001             2/28/2001
       13.794%              13.794%               13.792%




                ------------------------------------
   EXHIBIT O    Outstanding Balance    94,440,829.26
                ------------------------------------
                    # Accounts                 4,667
                ------------------------------------


-------------------------------------------------------------------
     DELINQUENT INFOR.     # LOANS        AMOUNT         PERCENTAGE
-------------------------------------------------------------------
Delinquent 1-29 Days         423       7,521,920.32         7.96%
Delinquent 30-59 Days         87       1,364,726.11         1.45%
Delinquent 60-89 Days        39          663,968.02         0.70%
Delinquent 90 and over       38          726,430.89         0.77%
Loans in Foreclosure          3          156,495.69         0.17%
REO Property                  1          104,569.17         0.11%
                          -----------------------------------------
Totals                       591      10,538,110.20        11.16%
-------------------------------------------------------------------




WELLS FARGO BANK                                                 SHELLEY LAUFFER
11000 BROKEN LAND PARKWAY                                    PHONE: 410-884-2169
COLUMBIA, MARYLAND  21044                                      FAX: 410-884-2372

[FIRST UNION LOGO]


       THE MONEY STORE RESIDENTIAL LOAN NOTES              RECORD DATE: 03/31/01
                   SERIES 1998-I                    DETERMINATION DATE: 04/11/01
           STATEMENT TO CERTIFICATEHOLDER            DISTRIBUTION DATE: 04/16/01
                                                                               A

                             COLLATERAL INFORMATION
                             ----------------------

Accelerated Principal Distribution                                                       529,854.14
Adjusted Mortgage Interest Rate                                                              12.252
Aggregate Beginning Principal Balance of Loans                                        97,846,228.95
Aggregate Ending Principal Balance of Loans                                           94,440,829.26
Amt. Reimb. to Servicer/Cert. Insurer from FHA Acct                                        3,215.10
Available Maximum Subordination Amount                                                 7,604,173.00
Compensating Interest                                                                      1,838.14
Curtailments                                                                              58,423.10
Excess and Monthly Payments                                                              330,904.82
FHA Claims Filed                                                                               0.00
FHA Claims Paid                                                                                0.00
FHA Claims Pending                                                                        39,383.25


FHA Payments Denied                                                                            0.00


FHA and Related Payments Received                                                              0.00
GP Remittance Amount Payable                                                                   0.00
Interest Received                                                                      1,137,690.56


Payments and Reimbursements to the Servicers pursuant to:


   section 4.04 (b)                                                                            0.00
   section 4.04 (c)                                                                            0.00
   section 4.04 (d)ii                                                                          0.00
   section 4.04 (e)                                                                      419,476.65
   section 4.04 (f)I                                                                      41,539.89


Principal Prepayments (Number / Amount)                                   125          2,474,772.77
Realized Losses (Current / Cumulative)                             541,299.00         22,536,677.47
Reimbursable Amount                                                                            0.00
Reserve Amount                                                                           419,476.65
Specified Subordinated Amount                                                         10,199,609.56
Spread Amount                                                                          7,929,996.93
WAC                                                                                          13.792%
WAM                                                                                         189.377
Weighted Average Adjusted Mortgage Loan Remittance Rate
   for class AF-1, AF-2, AF-3, AF-4, AF-5, B, M-1 & M-2                                       7.390%

TRIGGER EVENT CALCULATION
-------------------------
1.    (i) Exceeds 50% of (ii)                                        No
      (i)  Sixty-day Delinquency Ratio                                                         1.75%
      (ii) Senior Enhancement Percentage                                                      63.40%

2. Both (a) and (b) occur                                            No
      (a) Either (x) or (y) occur                                                                No
      (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio does exceed 9% or                             1.84%
      (y) The Cumulative Realized Losses exceeds $28,200,000                          22,536,677.47
      and (b) either (x) or (y)                                                                 Yes
      (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio exceeds 15% or                                1.84%
      (y) The Cumulative Realized Losses exceed $9,400,000                            22,536,677.47

If 1) or 2) is "YES" then trigger event is in effect                 No



WELLS FARGO BANK                                                 SHELLEY LAUFFER
11000 BROKEN LAND PARKWAY                                    PHONE: 410-884-2169
COLUMBIA, MARYLAND  21044                                      FAX: 410-884-2372